Exhibit 10.29

VATAS Holding GmbH
Friedrichstrasse 95
D-10117
Berlin, Germany

As of July 5, 2007

RemoteMDx, Inc.
150 West Civic Center Drive
Suite 400
Sandy, Utah 84070
United States
Attention: Michael Acton

Dear Mr. Acton:

This letter agreement relates to the U.S. $7,800,000 investment made by VATAS Holding GmbH, a German limited liability company (“VATAS”), and any associated investors named by VATAS (collectively, the “Investors”) as of the date hereof in common stock of RemoteMDx, Inc., a Utah corporation  (the “Company”) pursuant to the Securities Purchase Agreement (the “Agreement”), dated July 5, 2007, by and between the Investors and David Derrick, James Dalton and ADP Management Inc. (collectively, the “Sellers”), whereby the Investors purchased 6,000,000 shares of Common Stock, par value $.0001 of the Company (the “Purchased Securities”) from the Sellers.

As an inducement for the Investors to further invest in and enlarge their commitment to the Company, and in connection with the Investors entering into the Agreement with the Sellers, from which the benefit of having a concentrated, active and supportive investor base will accrue to the Company, we hereby agree to the following terms with respect to the Purchased Securities (capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement):

1.          Registration Rights.  The Company agrees that, not later than thirty (30) days after the execution of the Agreement (the “Filing Deadline”), the Company will file with the United States Securities and Exchange Commission (the “SEC”), on Form SB-2 or such other form as is available to the Company, a registration statement (the “Registration Statement”) with respect to all of the Purchased Shares, to register the resale by the Investors of the Purchased Shares.  The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective within thirty (30) days after the date of the initial filing of the Registration Statement, and in any event as promptly as possible after such initial filing date.  If the SEC provides comments to the Registration Statement, the Company will respond to such comments within the shortest time reasonably possible, and in any event within ten (10) business days of receipt of such comments.  The Company will use its commercially reasonable efforts to cause the Registration Statement to be continuously effective under the United States Securities Act of 1933, as amended (the “Securities Act”) until the earliest of: (i) when all such Purchased Shares are sold by the Investors; and (ii) when all of the Purchased Shares become eligible for resale under Rule 144(k) (or any successor provision then in force) under the Securities Act (the “Effectiveness Period”).  The Registration Statement, when declared effective (including the documents incorporated therein by reference), will comply as to form with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.          Failure to File.  The parties hereby agree that in the event that (a) the Company does not file the Registration Statement by the Filing Deadline, (b) the Company does not respond to any SEC comments within ten (10) days of receipt thereof or (c) the Registration Statement is not declared effective within one hundred (100) days of the initial filing date of the Registration Statement, the Company shall issue to the Investors, as liquidated damages and not as a penalty, an additional number of shares equal to five percent (5%) of the aggregate number of Purchased Shares purchased by such Investor pursuant to the Agreement.  The parties further agree that for the thirty- (30-) day period which begins on the thirty-first (31st) day following the Filing Deadline, and for each successive thirty- (30-) day period, during which the Company has not filed the Registration Statement, the Company shall issue to the Investors, as liquidated damages and not as a penalty, an additional number of shares equal to five percent (5%) of the aggregate number of Purchased Shares purchased by such Investor pursuant to the Agreement. The Company shall include all such shares issued to the Investors as liquidated damages pursuant to this Section 2 for registration under the Securities Act in the Registration Statement on the same terms as specified in Section 1 of this Agreement.

3.          Failure to keep Registration Statement Effective.  If the Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose, and such suspension shall not be lifted or failure shall not be remedied within sixty (60) business days, by the filing of a post-effective amendment to the Registration Statement or otherwise, then, on the sixty-first (61st) day thereafter and for each successive thirty- (30-) day period thereafter until such suspension is lifted or such failure is remedied, the Company shall pay to the Investors, in immediately available funds, as liquidated damages and not as a penalty, an amount equal to five percent (5%) of the amount of the Purchase Price pursuant to the Agreement paid by such Investors corresponding to the number of shares held by such Investor at the time that the Registration Statement ceases to be effective or fails to be usable for its intended purpose.  For example, assume that a hypothetical Investor pays an aggregate purchase price of $130,000, and purchases 100,000 shares, and then sells 50,000 of those shares.  If the Registration Statement then ceases to be effective as set forth above, the amount of liquidated damages will be five percent (5%) of $65,000 (the purchase price relating to the remaining 50,000 shares held by the Investor), or $3,250 (65,000 x 0.05 = 3,250).

4.          Participation in Future Offerings.  If at any time within two years from the date of the Agreement, the Company proposes to file (i) a prospectus supplement to an effective shelf registration statement, including the Registration Statement, or (ii) any other registration statement in an underwritten offering for its own account, then, as soon as practicable, the Company shall give notice of such proposed offering or filing to the Investors and such notice shall offer such Investor the opportunity to include in such underwritten offering or other registration statement such number of Purchased Shares as such Investor may request in writing.

5.          Expenses. The Company will pay all costs, fees and expenses incurred in connection with the Company’s compliance under this letter to effect the registration of the Purchased Shares, including, without limitation, in connection with the preparation, filing and maintenance of the Registration Statement.

6.          Entire Agreement.  This letter agreement contain the entire agreement of the parties with respect to the subject matter hereof and supersede all other prior agreements and undertakings with respect to the subject matter hereof.

7.          Assignment.  The foregoing terms are exclusively for the benefit of the Investors with respect to the Purchased Shares.  Accordingly, such terms shall not, directly or indirectly, be transferable or assignable to or for the benefit of any other person without the prior written consent of the Company.

8.          Confidentiality. The Investors hereby agrees to maintain the confidentiality of this letter agreement and the terms and, except as required by law, not to disclose this letter agreement or the terms to any other person (other than its professional advisers and the Sellers in connection with the transactions contemplated by this letter agreement and the Agreement) without the prior written consent of the Company.

9.          Governing Law.  THIS LETTER AGREEMENT, AND ANY CLAIM, ISSUE OR DISPUTE ARISING OUT OF THIS LETTER AGREEMENT (WHETHER OR NOT SUCH CLAIM, ISSUE OR DISPUTE IS CONTRACTUAL IN NATURE), WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES.

10.          Waiver, Modification and Amendment.  Any amendment, waiver, discharge or termination of this letter agreement may be effected only by a written instrument signed by the parties hereto.

11.          Section Headings and References.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit r restrict the contractual obligations of the parties.

12.          Counterparts.  This letter agreement may be signed in any number of counterparts, each of which shall be deemed to be an original hereof.  This letter agreement may be executed by facsimile signatures.

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Kindly confirm receipt of this letter agreement and its terms by countersigning a copy of this letter in the space provided below and returning it to VATAS by facsimile at your earliest convenience.

VATAS HOLDING GMBH

By:	VATAS Holding GmbH

By:	/s/ Peter Ogrisek
Name: Peter Ogrisek
Title: Managing Director

Accepted and agreed this 6th day of July, 2007

REMOTEMDX, INC.

By:   /s/  Michael G. Acton
Name:  Michael G. Acton
Title:  CFO